UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR


CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-7740

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC.
(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004
 (Address of principal executive offices) (Zip code)

Christina T. Sydor, Esq.
Salomon Brothers Asset Management Inc
300 First Stamford Place
Stamford, CT 06902
 (Name and address of agent for service)

Registrant's telephone number, including area code: (800) 725-6666

Date of fiscal year end:  JULY 31
Date of reporting period: JULY 31, 2003

ITEM 1.    REPORT TO STOCKHOLDERS.

           The Annual Report to Stockholders is filed herewith.



[INSERT SHAREHOLDER REPORT]

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC.

LETTER FROM THE CHAIRMAN

[PHOTO]
R. JAY GERKEN, CFA
Chairman


DEAR SHAREHOLDER,

The philosopher Bertrand Russell famously remarked that, "Change is one thing, progress is another." You will notice in the following pages that we have begun to implement some changes to your shareholder report and we will be reflecting other changes in future reports. Our aim is to make meaningful improvements in reporting on the management of your Fund and its performance, not just to enact change for change's sake. Please bear with us during this transition period.

We know that you have questions about fund managers' decisions and plans, and we want to be sure that you have easy access to the information you need. Keeping investors informed is, and always will be, one of my top priorities as Chairman of your Fund. To that end, we encourage you to contact Investor Relations at 1-800-SALOMON. We have also included a separate Manager Commentary along with this report, which we hope will give you a better understanding of your Fund and its management.

As always, thank you for entrusting your assets to us. We look forward to helping you continue to meet your financial goals. Please read on to learn more about your Fund's performance and the Manager's strategy.

Sincerely,

/s/ R. JAY GERKEN
R. Jay Gerken, CFA

Chairman

August 19, 2003

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC.

MANAGER OVERVIEW

PERFORMANCE REVIEW

During the 12 months ended July 31, 2003, the Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc. ("Fund") distributed dividends to shareholders totaling $0.88 per share. The table below shows the 12-month total return based on the Fund's July 31, 2003 net asset value ("NAV") per share and its New York Stock Exchange ("NYSE") closing price.(i) PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Based on NAV, the Fund outperformed the average of its Lipper peer group of global income closed-end funds, which returned 17.77% for the same period, and the Fund ranked #1 out of six funds since the Fund's inception on August 26, 1993 within this Lipper group as of July 31, 2003.(1) The unmanaged Citigroup Mortgage Securities Index(ii) returned 2.72% and the unmanaged J.P. Morgan Emerging Markets Bond Index Plus ("EMBI+")(iii) returned 37.61% for the same period.

                     12-MONTH
PRICE PER SHARE  TOTAL RETURN(iv)
---------------  ----------------
$10.19 (NAV)          22.74%
$10.41 (NYSE)         11.10%

EMERGING MARKETS DEBT OVERVIEW

The fiscal year ended July 31, 2003 was very strong for emerging markets debt as this asset class posted a gain of 37.61%, as measured by the EMBI+. Despite high volatility in global equity markets, military conflict in Iraq and uncertainty surrounding several high-profile elections in some emerging market countries, the markets started a rally in October. Sovereign spreads, a common gauge of risk premium, have converged by 5.09% since the end of last September, and they closed the fiscal year at 5.32% over U.S. Treasuries.

The 10-month rally in emerging markets debt came to a halt in mid-June due to the sell-off in the U.S. Treasury market. The yield on the 10-year U.S. Treasury increased from 3.11% on June 13th, the lowest level in more than 4 decades, to 4.41% on July 31st. This backup in yield translated into a negative return of over 7% for the 10-year Treasury in July. As a result, the EMBI+ posted negative monthly returns for the first time since last September. Negative returns in a spread-tightening environment underscore the impact that weakness in the U.S. Treasury market had on emerging markets debt.

(1) PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. Lipper is a major independent mutual-fund tracking organization. Rankings in the Lipper global income closed-end funds category are based on average annual total returns assuming reinvestment of dividends and capital gains, as of July 31, 2003. Each fund is ranked within a universe of funds similar in portfolio characteristics and capitalizations, as defined by Lipper, Inc. Rankings are based on performance that does not include commissions. Results would have been less favorable had commissions been included. The Fund's shares were ranked 4 out of 7, 1 out of 7, and 1 out of 6 for the 1-year, 5-year and since-inception date periods, respectively.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC.

Despite this recent setback, overall market performance during the fiscal year was strong and all countries in the EMBI+ posted gains. The returns were heavily influenced by returns in Latin American countries as markets welcomed ambitious political and economic reform programs introduced by the newly elected leaders of Brazil and Ecuador. During the period, Brazil and Ecuador posted impressive gains of 98.97% and 67.22%, respectively. The market rally was also supported by higher oil prices, an important source of revenues for many oil-exporting countries in the emerging markets.

INVESTMENT-GRADE MARKET REVIEW

While the markets for higher-rated fixed-income securities collectively generated positive total returns over the 12 months ended July 31, 2003, they vacillated due to changing tides of investor sentiment. Last summer corporate integrity concerns and doubts about the strength of an economic recovery prompted many investors to seek relative safety in higher-rated fixed-income securities -- specifically U.S. Treasuries. In November, however, when the Fed cut the federal funds rate(v) by half a percentage point and expectations rose that the economy may improve in 2003, many investors shifted their money into riskier assets to seek potentially higher returns. Concerns about the prospects of war with Iraq subsequently intensified, North Korea joined Iraq as a headline risk and unemployment levels remained high, during which time the Treasury markets continued to fluctuate into early 2003.

After the major battles in Iraq subsided, yields proceeded to fall as a post-war rebound in business activity failed to materialize. (Bond prices generally tend to perform more favorably in environments of slow but steady economic growth during which concerns about inflation and the prospects for rising interest rates are less pronounced.)

Yields on shorter-term U.S. Treasuries again dropped prior to the Fed's meeting in late June, as many market participants anticipated another rate reduction, although the expectation of the size of a cut was split between either 0.50% or 0.25%. During its meeting the Fed reduced its target by 0.25% to 1.00% -- a level not seen in over 4 decades. Paradoxically, Treasury yields rose in the aftermath of the cut as the bond market, based on the Fed's post-meeting statement, anticipated an improving economy and a lower chance of further interest rate reductions.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC.

Mortgage-backed securities underperformed comparable-maturity Treasuries during the 12 months ended July 31st. However, due to a sell-off in the Treasury market in July when both fixed-income classes retreated in price, mortgage-backed securities scheduled to mature in the range of 15 years held up better than longer-term Treasuries for the final month of the reporting period.(vi)

FUND PERFORMANCE

While the Fund's significant position in mortgage-backed securities held up on a total return basis over the reporting period, its strong performance is attributable primarily to its exposure to emerging markets debt. While mortgage-backed securities, which comprise approximately 50% of the Fund, returned 2.72% for the fiscal year (as measured by the Citigroup Mortgage Securities Index), emerging markets debt posted an impressive gain (as reflected by the 37.61% return of the EMBI+ for the same period).

The Fund's overweight positions in the Brazilian, Ecuadorian and Colombian debt markets within the emerging markets debt component of the Fund positively contributed to the Fund's performance over the period. The Fund's overweight position in Brazil was a major contributor to the Fund's performance, both on an absolute ("NAV") and relative basis to the EMBI+, as Brazil constitutes a large percentage of the EMBI+ (approximately 21%).

Our decision to underweight Argentina hurt the Fund's relative performance to the EMBI+ over the period. We are still not entirely convinced that the Argentine government is fully committed to restructuring the country's debt. Without such commitment we wouldn't consider changing our current position in the securities of this country.

LOOKING FOR ADDITIONAL INFORMATION?

The Fund is traded under the symbol "SBG" and its closing market price is available in most newspapers under the New York Stock Exchange listings. The daily NAV is available online under symbol SSBGX. Barron's and The Wall Street Journal's Monday editions carry closed-end fund tables that will provide additional information. In addition, the Fund issues a quarterly allocation press release that can be found on most major financial web sites.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 or 1-800-SALOMON (toll free), Monday through Friday from 8:00 a.m. to 6:00 p.m. Eastern Time (ET), for the Fund's current NAV, market price and other information regarding the Fund's portfolio holdings and allocations.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC.

Thank you for your investment in the Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc. We appreciate that you have entrusted us to manage your money and value our relationship with you.

Sincerely,


/s/ PETER J. WILBY            /s/ ROGER M. LAVAN            /s/ THOMAS K. FLANAGAN

PETER J. WILBY, CFA           ROGER M. LAVAN, CFA           THOMAS K. FLANAGAN, CFA
President                     Executive Vice President      Executive Vice President

August 19, 2003

The information provided in this letter by the Manager is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of July 31, 2003 and are subject to change. Please refer to pages 6 through 9 for a list and percentage breakdown of the Fund's holdings.

(i) NAV is a price that reflects the value of the Fund's underlying portfolio. However, the price at which an investor may buy or sell shares of the Fund is at the Fund's market price as determined by supply of and demand for the Fund's common shares.

(ii) The Citigroup Mortgage Securities Index is the mortgage component of the Citigroup Broad Investment-Grade Bond Index. It includes 30- and 15-year GNMA, Fannie Mae and Freddie Mac pass-throughs, and Fannie Mae and Freddie Mac balloon mortgages. Please note that an investor cannot invest directly in an index.

(iii) The EMBI+ is a total return index that tracks the traded market for U.S. dollar-denominated Brady and other similar sovereign restructured bonds traded in the emerging markets. Please note that an investor cannot invest directly in an index.

(iv) Total returns are based on changes in NAV or the market price, respectively. Total returns assume the reinvestment of all dividends and/or capital gains distributions in additional shares.

(v) The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The federal funds rate often points to the direction of U.S. interest rates.

(vi) Based upon the performance of the Merrill Lynch 15-Year Mortgage Index and the Merrill Lynch 15+ Year Treasury Index for July 2003.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC.

SCHEDULE OF INVESTMENTS

July 31, 2003

    FACE
   AMOUNT                                      SECURITY                               VALUE
-----------------------------------------------------------------------------------------------
SOVEREIGN BONDS -- 35.7%

ARGENTINA -- 2.5%
$ 34,600,000         Republic of Argentina, Discount Bond, Series L-GL, 2.0625%
                       due 3/31/23 (a)(b)(c).....................................  $ 17,992,000
                                                                                   ------------

BRAZIL -- 12.2%
                     Federal Republic of Brazil:
   4,617,788           C Bond, 8.000% due 4/15/14 (b)............................     3,988,614
   2,565,000           DCB, Series L, 2.1875% due 4/15/12 (a)(b).................     1,959,019
  63,150,000           Discount Bond, Series Z-L, 2.125% due 4/15/24 (a)(b)......    46,099,500
                       Global Bond:
     725,000             11.250% due 7/26/07 (b).................................       757,625
   2,920,000             11.500% due 3/12/08 (b).................................     3,022,200
     875,000             12.000% due 4/15/10 (b).................................       880,469
  39,650,000           Par Bond, Series Z-L, 6.000% due 4/15/24 (a)(b)...........    29,341,000
                                                                                   ------------
                                                                                     86,048,427
                                                                                   ------------

BULGARIA -- 5.4%
  39,050,000         Republic of Bulgaria, Discount Bond, Series A, 1.9375% due
                       7/28/24 (a)(b)............................................    37,976,125
                                                                                   ------------

COLOMBIA -- 1.0%
   6,500,000         Republic of Colombia, Global Bond, 10.000% due 1/23/12
                       (b).......................................................     6,938,750
                                                                                   ------------

ECUADOR -- 2.6%
                     Republic of Ecuador:
  11,000,000           12.000% due 11/15/12 (b)..................................     8,745,000
  15,650,000           6.000% due 8/15/30 (a)(b).................................     9,276,538
                                                                                   ------------
                                                                                     18,021,538
                                                                                   ------------

PANAMA -- 0.9%
   6,200,000         Republic of Panama, Global Bond, 9.375% due 1/16/23 (b).....     6,448,000
                                                                                   ------------

PERU -- 0.8%
   6,432,000         Republic of Peru, PDI Bond, 5.000% due 3/7/17 (a)(b)........     5,475,240
                                                                                   ------------

PHILIPPINES -- 3.9%
  28,500,000         Republic of the Philippines, Series B, 6.500% due 12/1/17
                       (a)(b)....................................................    27,502,500
                                                                                   ------------

POLAND -- 4.6%
                     Republic of Poland:
  16,380,000           Par Bond, 3.750% due 10/27/24 (a)(b)......................    14,496,300
  19,000,000           Series RSTA, 4.500% due 10/27/24 (a)(b)...................    18,034,800
                                                                                   ------------
                                                                                     32,531,100
                                                                                   ------------

RUSSIA -- 1.1%
   8,300,000         Russia, 5.000% due 3/31/30 (a)(b)...........................     7,449,250
                                                                                   ------------

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC.

July 31, 2003


    FACE
   AMOUNT                                      SECURITY                               VALUE
-----------------------------------------------------------------------------------------------

TURKEY -- 0.7%
$  4,950,000         Republic of Turkey, Global Bond, 11.500% due 1/23/12 (b)....  $  5,172,750
                                                                                   ------------

                     TOTAL SOVEREIGN BONDS (Cost -- $225,801,748)................   251,555,680
                                                                                   ------------
MORTGAGE-BACKED SECURITIES -- 51.9%
                     Federal Home Loan Mortgage Corporation (FHLMC):
  24,000,000           6.000%, 30 Year (d)(e)....................................    24,270,000
                       Gold 7.000%:
     568,959             20 Year, due 10/1/17 (b)................................       600,589
                         30 Year:
      71,583               Due 11/1/28...........................................        74,890
      87,920               Due 7/1/29............................................        91,969
     191,589               Due 12/1/30...........................................       200,299
   1,462,714               Due 10/1/31...........................................     1,529,190
     713,217               Due 11/1/31 (b).......................................       745,631
     200,806               Due 3/1/32............................................       210,288
     259,386               Due 6/1/32............................................       271,634
      67,992               Due 7/1/32............................................        71,202
     623,610               Due 11/1/32...........................................       653,057
  13,474,909           Series 2572, Class LI, 5.500% due 5/15/22 (PAC-1 I/O)
                         (REMIC).................................................     1,543,641
                       Series 2591:
  13,161,818             Class LI, 5.500% due 4/15/21 (PAC-1 I/O) (REMIC)........     1,517,917
  25,000,000             Class PI, 5.500% due 2/15/30 (PAC-1 I/O) (REMIC)........     4,768,842
  19,024,800           Series 2594, Class IO, 5.000% due 3/15/14 (PAC I/O).......     2,928,082
                       Series 2617:
   9,930,915             Class IB, 4.500% due 8/15/12 (PAC I/O)..................     1,359,294
  11,875,999             Class TI, 4.500% due 6/15/09 (PAC I/O)..................       963,025
                     Federal National Mortgage Association (FNMA):
  80,000,000           5.000%, 30 Year (d)(e)....................................    76,500,000
 112,000,000           6.000%, 30 Year (d)(e)....................................   113,294,720
  10,000,000           6.500%, 30 Year (d)(e)....................................    10,293,800
 100,000,000           7.000%, 30 Year (d)(e)....................................   104,843,800
  17,000,000           8.000%, 30 Year (d)(e)....................................    18,269,696
     638,131           Trust 1998-63, Class IA, 6.000% due 10/25/23 (PAC I/O)....         3,144
   8,130,814           Trust 2003-54, Class TI, 4.500% due 5/25/09 (I/O).........       690,612
                                                                                   ------------

                     TOTAL MORTGAGE-BACKED SECURITIES (Cost -- $361,965,554).....   365,695,322
                                                                                   ------------

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC.

July 31, 2003


    FACE
   AMOUNT                                      SECURITY                               VALUE
-----------------------------------------------------------------------------------------------
ZERO COUPON MUNICIPAL BONDS (b) -- 4.4%
$ 11,200,000         Austin, Texas Utility System Revenue, Series A,
                       MBIA-Insured, due 11/15/08................................  $  9,358,720
                     Edinburg, TX Consolidated Independent School District:
   1,845,000           Due 2/15/08...............................................     1,589,228
   2,705,000           Due 2/15/09...............................................     2,204,061
   5,470,000         Harris County, TX, due 8/15/08..............................     4,621,330
  10,535,000         Texas State Public Finance Authority, Building Revenue, due
                       2/1/08....................................................     9,105,506
                     Westmoreland County, PA, Series G:
   2,665,000           Due 6/1/08................................................     2,292,007
   2,515,000           Due 12/1/08...............................................     2,118,359
                                                                                   ------------

                     TOTAL ZERO COUPON MUNICIPAL BONDS (Cost -- $28,156,807).....    31,289,211
                                                                                   ------------
   RIGHTS
------------
RIGHTS (f) -- 0.1%
 215,766,000         Mexican Rights..............................................       441,788
     390,650         Venezuela Rights............................................             0
                                                                                   ------------

                     TOTAL RIGHTS (Cost -- $0)...................................       441,788
                                                                                   ------------
    FACE
   AMOUNT
------------
COMMERCIAL PAPER (b) -- 3.0%
$  9,100,000         Four Winds Funding Corp., yield 1.230% due 8/1/03...........     9,100,000
   2,800,000         Rabobank Nederland, yield 1.080% due 8/1/03.................     2,800,000
   9,100,000         Saint Germain Holdings LTD, yield 1.120% due 8/1/03.........     9,100,000
                                                                                   ------------

                     TOTAL COMMERCIAL PAPER (Cost -- $21,000,000)................    21,000,000
                                                                                   ------------

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC.

July 31, 2003


    FACE
   AMOUNT                                      SECURITY                               VALUE
-----------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS (B) -- 4.9%
$  9,100,000         Greenwich Capital Markets Inc., 1.000% due 8/1/03; Proceeds
                       at maturity -- $9,100,253; (Fully collateralized by U.S.
                       Treasury Bonds,
                       8.125% due 8/15/19; Market value -- $9,286,650)...........  $  9,100,000
   7,293,000         J.P. Morgan Chase & Co., 0.970% due 8/1/03; Proceeds at
                       maturity -- $7,293,197; (Fully collateralized by U.S.
                       Treasury Bonds,
                       5.875% due 11/15/04; Market value -- $7,438,829)..........     7,293,000
   9,100,000         State Street Bank and Trust Co., 0.990% due 8/1/03; Proceeds
                       at maturity -- $9,100,250; (Fully collateralized by U.S.
                       Treasury Bonds,
                       5.500% due 8/15/28; Market value -- $9,286,610)...........     9,100,000
   9,100,000         UBS Financial Services Inc., 1.040% due 8/1/03; Proceeds at
                       maturity -- $9,100,263; (Fully collateralized by U.S.
                       Treasury Bonds,
                       8.875% due 2/15/19; Market value -- $9,282,010)...........     9,100,000
                                                                                   ------------

                     TOTAL REPURCHASE AGREEMENTS (Cost -- $34,593,000)...........    34,593,000
                                                                                   ------------

                     TOTAL INVESTMENTS -- 100.0% (Cost -- $671,517,109*).........  $704,575,001
                                                                                   ============

--------------------------------------------------------------------------------

(a) Rate shown reflects current rate on variable rate instrument or instrument with step coupon rates.

(b) Segregated as collateral for to-be-announced ("TBA") securities.

(c) Security is currently in default.

(d) Security acquired under mortgage dollar roll agreement (See Note 4).

(e) Security is issued on a TBA basis (See Note 5).

(f) Non-income producing security.

 *  Aggregate cost for Federal income tax purposes is substantially the same.

   Abbreviations used in this schedule:

   PAC I/O -- Planned Amortization Class -- Interest Only

   PDI -- Past Due Interest

   REMIC -- Real Estate Mortgage Investment Conduit

   RSTA -- Revolving Short-Term Agreement

   TBA -- To-Be-Announced

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC.

STATEMENT OF ASSETS AND LIABILITIES

July 31, 2003

ASSETS:
  Investments, at value (Cost -- $671,517,109)..............  $704,575,001
  Interest receivable.......................................     4,296,486
  Prepaid expense...........................................        14,967
                                                              ------------
  TOTAL ASSETS..............................................   708,886,454
                                                              ------------
LIABILITIES:
  Payable for securities purchased..........................   356,690,823
  Investment advisory fee payable...........................       187,017
  Administration fee payable................................        44,270
  Bank overdraft............................................         5,310
  Accrued expenses..........................................       207,438
                                                              ------------
  TOTAL LIABILITIES.........................................   357,134,858
                                                              ------------
TOTAL NET ASSETS............................................  $351,751,596
                                                              ============
NET ASSETS:
  Common stock ($0.001 par value, 200,000,000 shares
    authorized; 34,510,639 shares outstanding)..............  $     34,511
  Capital paid in excess of par value.......................   318,104,655
  Undistributed net investment income.......................     7,270,234
  Accumulated net realized loss from investment
    transactions............................................    (6,715,696)
  Net unrealized appreciation of investments................    33,057,892
                                                              ------------
TOTAL NET ASSETS............................................  $351,751,596
                                                              ============
NET ASSET VALUE, PER SHARE ($351,751,596 / 34,510,639
  shares)...................................................        $10.19
                                                              ============

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC.

STATEMENT OF OPERATIONS

For the Year Ended July 31, 2003

INCOME:
  Interest..................................................  $ 27,822,018
                                                              ------------
EXPENSES:
  Investment advisory fee (Note 2)..........................     2,075,780
  Administration fee (Note 2)...............................       494,955
  Custody...................................................       138,740
  Shareholder communications................................        72,551
  Audit and tax services....................................        62,819
  Legal fees................................................        59,181
  Directors' fees...........................................        52,109
  Shareholder servicing fees................................        45,985
  Listing fees..............................................        28,324
  Insurance fees............................................        12,654
  Other.....................................................        13,665
                                                              ------------
  TOTAL EXPENSES............................................     3,056,763
                                                              ------------
NET INVESTMENT INCOME.......................................    24,765,255
                                                              ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 3):
  Realized Gain From Investment Transactions (excluding
    short-term investments):
    Proceeds from sales.....................................   145,265,476
    Cost of securities sold.................................   135,909,433
                                                              ------------
  NET REALIZED GAIN.........................................     9,356,043
                                                              ------------
  Change in Net Unrealized Appreciation (Depreciation) of
    Investments:
    Beginning of year.......................................    (1,980,486)
    End of year.............................................    33,057,892
                                                              ------------
  INCREASE IN NET UNREALIZED APPRECIATION...................    35,038,378
                                                              ------------
NET GAIN ON INVESTMENTS.....................................    44,394,421
                                                              ------------
INCREASE IN NET ASSETS FROM OPERATIONS......................  $ 69,159,676
                                                              ============

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC.

STATEMENTS OF CHANGES IN NET ASSETS

For the Years Ended July 31,

                                                                   2003           2002
------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income.....................................   $ 24,765,255   $ 31,290,436
  Net realized gain.........................................      9,356,043      4,638,724
  Increase (decrease) in net unrealized appreciation........     35,038,378    (17,802,835)
                                                               ------------   ------------
  INCREASE IN NET ASSETS FROM OPERATIONS....................     69,159,676     18,126,325
                                                               ------------   ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income.....................................    (30,231,323)   (34,935,120)
                                                               ------------   ------------

  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
    SHAREHOLDERS............................................    (30,231,323)   (34,935,120)
                                                               ------------   ------------
INCREASE (DECREASE) IN NET ASSETS...........................     38,928,353    (16,808,795)

NET ASSETS:
  Beginning of year.........................................    312,823,243    329,632,038
                                                               ------------   ------------
  END OF YEAR*..............................................   $351,751,596   $312,823,243
                                                               ============   ============
* Includes undistributed net investment income of:..........     $7,270,234     $7,270,234
                                                               ============   ============

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC.

STATEMENT OF CASH FLOWS

For the Year Ended July 31, 2003

CASH FLOWS PROVIDED (USED) BY OPERATING AND INVESTING
  ACTIVITIES:
  Interest received.........................................  $  26,309,801
  Operating expenses paid...................................     (3,269,178)
  Net sales of short-term investments.......................     19,251,000
  Net purchases of long-term investments....................   (163,762,843)
  Proceeds from disposition of long-term investments........    145,265,476
                                                              -------------
  NET CASH PROVIDED BY OPERATING AND INVESTING ACTIVITIES...     23,794,256
                                                              -------------
CASH FLOWS PROVIDED (USED) BY FINANCING ACTIVITIES:
  Cash dividends paid on Common Stock.......................    (30,231,323)
  Net receipt from dollar roll transactions.................      6,429,055
                                                              -------------
  NET CASH USED BY FINANCING ACTIVITIES.....................    (23,802,268)
                                                              -------------
NET DECREASE IN CASH........................................         (8,012)
Cash, Beginning of year.....................................          2,702
                                                              -------------
BANK OVERDRAFT, END OF YEAR.................................  $      (5,310)
                                                              =============

RECONCILIATION OF INCREASE IN NET ASSETS FROM OPERATIONS TO
NET CASH FLOWS PROVIDED (USED) BY OPERATING AND INVESTING
ACTIVITIES:
  INCREASE IN NET ASSETS FROM OPERATIONS....................  $  69,159,676
                                                              -------------
  Accretion of discount on securities.......................     (3,969,384)
  Amortization of premium on investments....................        190,611
  Increase in investments, at value.........................    (92,993,163)
  Decrease in interest receivable...........................        877,899
  Increase in prepaid expenses..............................         (3,175)
  Increase in payable for securities purchased..............     50,741,032
  Decrease in accrued expenses..............................       (209,240)
                                                              -------------
  TOTAL ADJUSTMENTS.........................................    (45,365,420)
                                                              -------------
  NET CASH FLOWS PROVIDED BY OPERATING AND INVESTING
    ACTIVITIES..............................................  $  23,794,256
                                                              =============

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC.

NOTES TO FINANCIAL STATEMENTS

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc. ("Fund") was incorporated in Maryland on May 24, 1993 and is registered as a non-diversified, closed-end, management investment company under the Investment Company Act of 1940, as amended. The Fund commenced operations on August 27, 1993. The investment objective of the Fund is to manage a portfolio of fixed-income securities so as to return $10 per share to investors on or about November 30, 2008 while providing high monthly income. No assurance can be given that the Fund's investment objective will be achieved.

The Fund will seek to achieve its investment objective by investing substantially all (at least 90%) of its assets, under normal conditions, in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, securities issued or guaranteed by foreign governments (sovereign bonds) and collateralized in full as to principal due at their maturity by U.S. government securities, and zero-coupon obligations of municipal issuers. The market prices of the securities in which the Fund invests are expected to fluctuate with changes in interest rates and the perceived credit quality of such assets. The Fund's investments in sovereign bonds may be affected by political, social, economic or diplomatic changes in such countries and the Fund's investment in such securities increases the risk that the Fund will return less than $10 per share in the year 2008. At July 31, 2003, a significant portion of the Fund's investments is in sovereign debt of emerging market countries. In addition, the Fund's investment in mortgage-backed securities is subject to the risk that rapid principal repayment, including prepayment, may have an adverse effect on the yield to maturity of such securities.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual amounts could differ from those estimates.

(a) SECURITIES VALUATION.   In valuing the Fund's assets, all securities for
which market quotations are readily available are valued (i) at the last sale price prior to the time of determination if there was a sale on the date of determination, (ii) at the mean between the last current bid and asked prices if there were no sales on such date and bid and asked quotations are available, and
(iii) at the bid price if there was no sales price on such date and only bid quotations are available. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last current bid and asked price as of the close of business of that market.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC.

However, when the spread between bid and asked price exceeds five percent of the par value of the security, the security is valued at the bid price. The Fund values mortgage-backed and asset-backed securities and other debt securities on the basis of current market quotations provided by dealers or independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

Short-term investments having a maturity of 60 days or less are valued at amortized cost, which approximates market value. Securities for which reliable quotations are not readily available are valued at fair value as determined in good faith by, or under procedures established by, the Board of Directors.

(b) INVESTMENT TRANSACTIONS.   Investment transactions are recorded on the trade
date. Realized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and the Fund accretes discount or amortizes premium on securities purchased using the effective interest method.

(c) FEDERAL INCOME TAXES.   The Fund has complied and intends to continue to
comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute sufficient taxable income to shareholders. Therefore, no federal income tax provision is required.

(d) DIVIDENDS AND DISTRIBUTIONS.   The Fund declares and pays dividends to
shareholders monthly. Net realized gains, if any, in excess of loss carryovers are expected to be distributed annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets. The Fund currently intends to retain, until the final liquidating distribution, income in an amount approximately equal to the tax-exempt income accrued on the zero-coupon obligations of municipal issuers in which it invests but in no event greater than 10% of the Fund's net investment income per year.

(e) REPURCHASE AGREEMENTS.   The Fund purchases, and the custodian takes
possession of, U.S. government securities from securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts equal to the repurchase price.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC.

(f) CASH FLOW INFORMATION.   The Fund invests in securities and distributes net
investment income and net realized gains which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value and amortizing premium or accreting discount on debt obligations.

(g) YEAR END TAX RECLASSIFICATIONS.   The character of income and gains to be
distributed are determined in accordance with income tax regulations which may differ from GAAP. At July 31, 2003, reclassifications were made to the capital accounts of the Fund to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, overdistributed net investment income amounting to $5,428,708 was reclassified to paid-in capital. Net investment income, net realized loss and net assets were not affected by this change.

NOTE 2. INVESTMENT ADVISORY AGREEMENT, ADMINISTRATION AGREEMENT AND OTHER TRANSACTIONS

The Fund has an Investment Advisory Agreement with Salomon Brothers Asset Management Inc ("Adviser"), an indirect wholly-owned subsidiary of Citigroup Inc. ("Citigroup"), pursuant to which the Adviser acts as the Fund's investment adviser and is responsible for the management of the Fund's portfolio in accordance with the Fund's investment objectives and policies and for making decisions to buy, sell, or hold particular securities.

The Fund pays the Adviser a monthly fee for its advisory services at an annual rate of 0.60% of the value of the Fund's average weekly net assets. Pursuant to an Administration Agreement and a Sub-Administration Agreement dated September 1, 1995, the Adviser serves as Administrator and Prudential Investments LLC as Sub-administrator ("Sub-administrator"). Under these agreements, the Fund pays the Administrator a monthly fee at an annual rate of 0.15% of the value of the Fund's average weekly net assets up to $250 million and 0.125% of the value of such net assets in excess of $250 million for its services, out of which the Administrator pays the Sub-administrator 80% of such fees collected for its services.

Certain officers and/or Directors of the Fund are also officers and/or Directors of Citigroup.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC.

NOTE 3. PORTFOLIO ACTIVITY AND FEDERAL INCOME TAX STATUS

During the year ended July 31, 2003, the aggregate cost of purchases and proceeds from sales of investments (including principal paydowns, but excluding short-term investments) were as follows:

Purchases...................................................   $154,002,899
                                                               ============
Sales.......................................................   $145,265,476
                                                               ============

At July 31, 2003, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

Gross unrealized appreciation...............................   $ 48,254,602
Gross unrealized depreciation...............................    (15,196,710)
                                                               ------------
Net unrealized appreciation.................................   $ 33,057,892
                                                               ============

NOTE 4. BORROWINGS

MORTGAGE DOLLAR ROLLS.   The Fund enters into dollar rolls in which the Fund
sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by a fee paid by the counterparty. Dollar rolls are accounted for as financing arrangements; the fee is accrued into interest income ratably over the term of the dollar roll and any gain or loss on the roll is deferred and realized upon disposition of the rolled security. Dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of the similar securities.

At July 31, 2003, the Fund had outstanding net contracts to repurchase mortgage-backed securities of $356,690,823 for a scheduled settlement of August 13, 2003. The average monthly balance of dollar rolls outstanding during the year ended July 31, 2003 was $290,241,087. Counterparties with dollar rolls outstanding in excess of 10% of net assets at July 31, 2003 included J.P. Morgan Chase & Co. ($184,648,844), Lehman Brothers Inc. ($92,886,510) and First Union National Bank ($52,798,307).

NOTE 5. SECURITIES TRADED ON A TO-BE-ANNOUNCED BASIS

The Fund trades securities on a to-be-announced ("TBA") basis, primarily in connection with its dollar roll activity. In a TBA transaction, the Fund commits to purchasing or selling

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC.

securities which have not yet been issued by the issuer. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, securities are segregated in the amount of the TBA transaction. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

At July 31, 2003, the Fund held TBA securities with a total cost of $345,263,748.

NOTE 6. EVENTS SUBSEQUENT TO JULY 31, 2003

Subsequent to July 31, 2003, the Board of Directors of the Fund declared dividends of $0.073 per common share payable August 29, 2003, September 26, 2003, October 31, 2003 and November 28, 2003 to shareholders of record on August 12, 2003, September 16, 2003, October 15, 2003 and November 18, 2003,
respectively.

NOTE 7. CAPITAL LOSS CARRYFORWARD

At July 31, 2003, the Fund had, for Federal income tax purposes, approximately $6,716,000 of unused capital loss carryforwards available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed. The amount and expiration of the carryforwards are indicated below. Expiration occurs on the last day in July of the year indicated:

                                                                 2008          2010
                                                                 ----          ----
Carryforward Amounts........................................  $6,049,000     $667,000

NOTE 8. INCOME TAX INFORMATION AND DISTRIBUTIONS TO SHAREHOLDERS

At July 31, 2003, the tax basis components of distributable earnings were:

Accumulated capital losses..................................  $(6,715,696)
                                                              ===========
Unrealized appreciation.....................................  $33,057,892
                                                              ===========

The difference between book basis and tax basis undistributed ordinary income is attributable primarily to accumulated earnings and profits.

The tax character of distributions paid during the year ended July 31, 2003 was:

Ordinary income.............................................  $30,231,323
                                                              ===========

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC.

FINANCIAL HIGHLIGHTS

DATA FOR A SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED JULY 31, UNLESS OTHERWISE NOTED:

                                                               2003            2002     2001     2000    1999(1)
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR..........................  $  9.06         $ 9.55    $9.75    $8.82    $10.51
                                                              -------         ------   ------   ------   -------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income.....................................     0.72           0.91     1.07     0.95      0.96
  Net realized and unrealized gain (loss)...................     1.29          (0.39)   (0.28)    0.92     (1.77)
                                                              -------         ------   ------   ------   -------
Total Income (Loss) From Operations.........................     2.01           0.52     0.79     1.87     (0.81)
                                                              -------         ------   ------   ------   -------
LESS DISTRIBUTIONS FROM:
  Net investment income.....................................    (0.88)         (1.01)   (0.99)   (0.94)    (0.88)
                                                              -------         ------   ------   ------   -------
NET ASSET VALUE, END OF YEAR................................   $10.19         $ 9.06    $9.55    $9.75    $ 8.82
                                                              =======         ======   ======   ======   =======
MARKET PRICE, END OF YEAR...................................  $ 10.41         $10.18    $9.80    $9.00   $9.4375
                                                              =======         ======   ======   ======   =======
TOTAL RETURN(2).............................................    11.10%         14.66%   20.64%    6.40%     7.08%
RATIOS TO AVERAGE NET ASSETS:
  Expenses..................................................     0.89%          0.85%    0.84%    0.86%     0.87%
  Net investment income.....................................     7.17%          9.44%   10.96%   10.15%    10.34%
SUPPLEMENTAL DATA:
  Net assets, end of year (millions)........................     $352           $313     $330     $336      $304
  Average net assets (millions).............................     $345           $331     $337     $322      $321
  Portfolio turnover rate...................................       24%            23%      15%       6%       37%
  Asset coverage to mortgage dollar rolls outstanding,
    end of year.............................................      199%*          230%*    220%*    261%*     262%*
  Total mortgage dollar rolls outstanding,
    end of year (millions)..................................     $357           $240     $275     $208      $188

--------------------------------------------------------------------------------

(1)  For the year ended July 30, 1999.
(2) Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each year reported. For purposes of this calculation, dividends are assumed to be reinvested at prices obtained under the Fund's dividend reinvestment plan and the broker commission paid to purchase or sell a share is excluded.
 * Securities have been segregated to cover all outstanding mortgage dollar rolls.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC.

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholders of Salomon Brothers 2008 Worldwide Dollar
Government Term Trust Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of cash flows and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc. (the "Fund") at July 31, 2003, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
September 22, 2003

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC.

ADDITIONAL INFORMATION (unaudited)

RESULTS OF ANNUAL MEETING OF STOCKHOLDERS

The Fund held its Annual Meeting of Stockholders on November 21, 2002 for the purpose of voting upon the election of Carol L. Colman as a Class III Director of the Fund, to serve until the 2003 Annual Meeting of Stockholders, and the election of Leslie H. Gelb and R. Jay Gerken as Class II Directors of the Fund, to serve until the 2005 Annual Meeting of Stockholders. The following table provides information concerning the matter voted upon at the meeting.

1.  ELECTION OF DIRECTORS

    NOMINEE      VOTES FOR    VOTES AGAINST
    -------      ---------    -------------
Carol L. Colman  32,529,156    294,647
Leslie H. Gelb   32,524,917    298,887
R. Jay Gerken    32,526,676    297,128

At July 31, 2003, in addition to Ms. Colman and Messrs. Gelb and Gerken, the other Directors of the Fund were as follows:

Daniel P. Cronin

Riordan Roett

Jeswald W. Salacuse

Effective August 1, 2003, the Board of Directors elected William R. Hutchinson a member of the Board of Directors. The Board of Directors has also appointed Mr. Hutchinson a member of the Fund's Nominating Committee and chair of the Fund's Audit Committee.

CHANGE IN NON-FUNDAMENTAL INVESTMENT POLICY

Effective July 22, 2003, the Fund's Board of Directors approved a change to a non-fundamental investment policy that eliminated the Fund's requirement to invest at least 40% of its net assets in collateralized Brady bonds. The Fund will continue to invest in collateralized Brady bonds to the extent that the portfolio managers deem advisable, but the 40% minimum requirement is no longer in place. The Fund's investment objective and other investment policies remain unchanged.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC.

INFORMATION ABOUT DIRECTORS AND OFFICERS

The business and affairs of Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc. ("Fund") are managed under the direction of the Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below:

                                                                                       NUMBER OF
                                                                                     PORTFOLIOS IN
                                                                                     FUND COMPLEX
                                                  TERM OF            PRINCIPAL        OVERSEEN BY
                                POSITION(S)      OFFICE AND        OCCUPATION(S)       DIRECTOR             OTHER
                                 HELD WITH       LENGTH OF          DURING PAST       (INCLUDING        DIRECTORSHIPS
    NAME, ADDRESS AND AGE         FUND(1)      TIME SERVED(1)         5 YEARS          THE FUND)       HELD BY DIRECTOR
-------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED
DIRECTORS:

Carol L. Colman                Director and      Since          Consultant, Colman         32        None
Colman Consulting Co., Inc.    Member of the     2002           Consulting
278 Hawley Road                Audit
North Salem, NY 10560          Committee,
Age 57                         Class III

Daniel P. Cronin               Director and      Since          Associate General          29        None
Pfizer Inc.                    Member of the     1993           Counsel, Pfizer
235 East 42nd Street           Audit                            Inc.
New York, NY 10017             Committee,
Age 57                         Class III

Leslie H. Gelb                 Director and      Since          President Emeritus         29        Britannica.com;
The Council on                 Member of the     2001           and Senior Board                     Director of 2
Foreign Relations              Audit                            Fellow, the Council                  registered
58 East 68th Street            Committee,                       on Foreign Relations;                investment companies
New York, NY 10021             Class II                         formerly, Editorial                  advised by Advantage
Age 65                                                          Page Editor and
                                                                Editor, Op-Ed Page,
                                                                The New York Times

William R. Hutchinson          Director and      Since          President, W R.            36        Associated Bank and
535 N. Michigan                Member of the     2003           Hutchinson &                         Associated Banc-
Suite 1012                     Audit                            Associates Inc.;                     Corp
Chicago, IL 60611              Committee,                       formerly Group Vice
Age 60                         Class II                         President, Mergers
                                                                and Acquisitions,
                                                                BP Amoco

Riordan Roett                  Director and      Since          Professor and              29        The Latin American
The Johns Hopkins University   Member of the     1995           Director, Latin                      Equity Fund, Inc.
1710 Massachusetts Ave, NW     Audit                            American Studies
Washington, DC 20036           Committee,                       Program, Paul H.
Age 64                         Class I                          Nitze School of
                                                                Advanced International
                                                                Studies, The Johns
                                                                Hopkins University

Jeswald W. Salacuse            Director and      Since          Henry J. Braker            29        Municipal Advantage
Tufts University               Member of the     1993           Professor of                         Fund Inc.; Director
The Fletcher School of Law     Audit                            Commercial Law and                   of 2 registered
& Diplomacy                    Committee,                       formerly Dean, The                   investment companies
Packard Avenue                 Class I                          Flecher School of                    advised by Advantage
Medford, MA 02155                                               Law & Diplomacy,
Age 65                                                          Tufts University

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC.

                                                                                       NUMBER OF
                                                                                     PORTFOLIOS IN
                                                                                     FUND COMPLEX
                                                  TERM OF            PRINCIPAL        OVERSEEN BY
                                POSITION(S)      OFFICE AND        OCCUPATION(S)       DIRECTOR             OTHER
                                 HELD WITH       LENGTH OF          DURING PAST       (INCLUDING        DIRECTORSHIPS
    NAME, ADDRESS AND AGE         TRUST(1)     TIME SERVED(1)         5 YEARS          THE FUND)       HELD BY DIRECTOR
-------------------------------------------------------------------------------------------------------------------------
INTERESTED
DIRECTOR:

R. Jay Gerken(2)               Director and    Since 2002       Managing Director         219        None
CGM                            Chairman,                        of Citigroup Global
399 Park Avenue                Class III                        Markets Inc.
4th Floor                                                       ("CGM"); Chairman,
New York, NY 10022                                              President, Chief
Age 52                                                          Executive Officer
                                                                and Director of
                                                                Smith Barney Fund
                                                                Management LLC
                                                                ("SBFM"), Travelers
                                                                Investment Adviser,
                                                                Inc. ("TIA") and
                                                                Citi Fund
                                                                Management Inc.
                                                                ("CFM")

OFFICERS:

Peter J. Wilby, CFA            President         Since          Managing Director         N/A        N/A
CGM                                              2002           of CGM and Salomon
399 Park Avenue                                                 Brothers Asset
4th Floor                      Executive Vice    1993-          Management Inc
New York, NY 10022             President         2002           ("SBAM") since
Age 44                                                          January 1996

Lewis E. Daidone               Executive Vice    Since          Managing Director         N/A        N/A
CGM                            President and     2002           of CGM; Director
125 Broad Street               Chief                            and Senior Vice
11th Floor                     Administrative                   President of SBFM,
New York, NY 10004             Officer                          TIA; Director of
Age 45                                                          CFM; Former Chief
                               Executive Vice  1998- 2002       Financial Officer
                               President and                    and Treasurer of
                               Treasurer                        mutual funds
                                                                affiliated with
                                                                Citigroup Inc.

James E. Craige, CFA           Executive Vice     Since        Managing Director        N/A        N/A
CGM                            President          1996         of CGM and SBAM
399 Park Avenue                                                since December
4th Floor                                                      1998.
New York, NY 10022                                             Director of CGM and
Age 36                                                         SBAM since January
                                                               1998 and Vice
                                                               President of CGM
                                                               and SBAM from May
                                                               1992 to January
                                                               1998

Thomas K. Flanagan, CFA        Executive Vice     Since        Managing Director        N/A        N/A
CGM                            President          1994         of CGM and SBAM
399 Park Avenue                                                since December
4th Floor                                                      1998;
New York, NY 10022                                             Prior to December
Age 50                                                         1998, Director of
                                                               SSB and SBAM

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC.

                                                                                       NUMBER OF
                                                                                     PORTFOLIOS IN
                                                                                     FUND COMPLEX
                                                  TERM OF            PRINCIPAL        OVERSEEN BY
                                POSITION(S)      OFFICE AND        OCCUPATION(S)       DIRECTOR             OTHER
                                 HELD WITH       LENGTH OF          DURING PAST       (INCLUDING        DIRECTORSHIPS
    NAME, ADDRESS AND AGE         FUND(1)      TIME SERVED(1)         5 YEARS          THE FUND)       HELD BY DIRECTOR
-------------------------------------------------------------------------------------------------------------------------
Roger M. Lavan, CFA            Executive Vice     Since         Managing Director         N/A               N/A
CGM                            President          1996          of CGM and SBAM
399 Park Avenue
4th Floor
New York, NY 10022
Age 38

Frances M. Guggino             Controller         Since         Vice President of         N/A               N/A
CGM                                               2002          Citigroup Asset
125 Broad Street                                                Management
10th Floor
New York, NY 10004
Age 45

Christina T. Sydor             Secretary          Since         Managing Director         N/A               N/A
CGM                                               1998          of CGM, General
300 First Stamford Place                                        Counsel and
4th Floor                                                       Secretary of
Stamford, CT 06902                                              SBFM and TIA
Age 52

------------------

(1)  The Fund's Board of Directors is divided into three classes: Class I, Class
     II and Class III. The terms of office of the Class I, II and III Directors expire at the Annual Meetings of Stockholders in the year 2004, year 2005, and year 2003, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The Fund's executive officers are chosen each year at the first meeting of the Fund's Board of Directors following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are duly elected and qualified.

(2) Mr. Gerken is a Director who is an "interested person" of the Fund as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of SBFM and certain of its affiliates.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC.

DIVIDEND REINVESTMENT PLAN (unaudited)

Pursuant to certain rules of the Securities and Exchange Commission, the following additional disclosure is provided.

Pursuant to the Fund's Dividend Reinvestment Plan (the "Plan"), stockholders may elect to have all distributions automatically reinvested by American Stock Transfer & Trust Company (the "Plan Agent") in Fund shares pursuant to the Plan. Each registered stockholder will receive from the Fund, as soon as practicable, an authorization card to be signed and returned if the stockholder elects to participate in the Plan. Stockholders who do not participate in the Plan will receive all distributions in cash paid by check in dollars mailed directly to the stockholder by the custodian, as dividend disbursing agent. In the case of stockholders, such as banks, brokers or nominees, that hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholders as representing the total amount registered in such stockholders' names and held for the account of beneficial owners who are participants in the Plan. Investors that own shares registered in the name of a bank, broker-dealer or other nominee should consult with such nominee as to the participation in the Plan through such nominee, and may be required to have their shares registered in their own names in order to participate in the Plan.

The Plan Agent serves as agent for the stockholders in administering the Plan. After the Fund declares a dividend or determines to make a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. The Fund will not issue any new shares in connection with the Plan.

The Plan Agent maintains all stockholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by stockholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each stockholder's proxy will include those shares purchased pursuant to the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions. The Plan Agent's fees for the reinvestment of dividends and capital gains distributions will be paid by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC.

The receipt of dividends and distributions under the Plan will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the termination sent to members of the Plan at least 30 days before the record date for such dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by at least 30 days' written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Agent at 59 Maiden Lane, New York New York 10038.

DIRECTORS

CAROL L. COLMAN

DANIEL P. CRONIN

LESLIE H. GELB

R. JAY GERKEN, CFA

WILLIAM R. HUTCHINSON

RIORDAN ROETT

JESWALD W. SALACUSE


OFFICERS

R. JAY GERKEN, CFA

      Chairman

PETER J. WILBY, CFA

      President

LEWIS E. DAIDONE

      Executive Vice President and

      Chief Administrative Officer

JAMES E. CRAIGE, CFA

      Executive Vice President

THOMAS K. FLANAGAN, CFA

      Executive Vice President

ROGER M. LAVAN, CFA

      Executive Vice President

FRANCES M. GUGGINO

      Controller

CHRISTINA T. SYDOR

      Secretary



    SALOMON BROTHERS
    2008 WORLDWIDE DOLLAR
    GOVERNMENT TERM TRUST INC.

          125 Broad Street
          10th Floor, MF-2
          New York, New York 10004

    INVESTMENT ADVISER AND ADMINISTRATOR

          Salomon Brothers Asset
            Management Inc
          399 Park Avenue
          New York, New York 10022

    SUB-ADMINISTRATOR

          Prudential Investments LLC
          One Seaport Plaza
          New York, New York 10292

    CUSTODIAN

          State Street Bank and Trust Company
          225 Franklin Street
          Boston, Massachusetts 02110

    TRANSFER AGENT

          American Stock Transfer &
            Trust Company
          59 Maiden Lane
          New York, New York 10038

    INDEPENDENT AUDITORS

          PricewaterhouseCoopers LLP
          1177 Avenue of the Americas
          New York, New York 10036

    LEGAL COUNSEL

          Simpson Thacher & Bartlett LLP
          425 Lexington Avenue
          New York, New York 10017

    NEW YORK STOCK EXCHANGE SYMBOL

          SBG

    ------------------------------------------------

      Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock at market prices.
    ------------------------------------------------

    This report is for stockholder information.
    This is not a prospectus intended for use in the purchase or sale of Fund shares.

                                                    SALOMON BROTHERS
                                                    2008 WORLDWIDE DOLLAR
                                                    GOVERNMENT TERM TRUST INC.

                                                   ANNUAL REPORT

                                                   July 31, 2003

[GRAPHIC]

                                                     [SALOMON BROTHERS ASSET
                                                     MANAGEMENT LOGO]
AMERICAN STOCK TRANSFER & TRUST COMPANY
59 MAIDEN LANE
NEW YORK, NEW YORK 10038
                                                                     SBGANN 7/03
                                                                         03-5390

ITEM 2.    CODE OF ETHICS.

           The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.    AUDIT COMMITTEE FINANCIAL EXPERT.

           The Board of Directors of the registrant has determined that William Hutchinson, the Chairman of the Board's Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an "audit committee financial expert," and has designated Mr. Hutchinson as the Audit Committee's financial expert. Mr. Hutchinson is an "independent" Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.


ITEM 4.    PRINCIPAL ACCOUNTANT FEES AND SERVICES.

           Not applicable.

ITEM 5.    AUDIT COMMITTEE OF LISTED REGISTRANTS.

           Not applicable.

ITEM 6.    [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

           Not applicable.

ITEM 8.    [RESERVED]

ITEM 9.    CONTROLS AND PROCEDURES.

           (a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934

           (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant's internal control over financial reporting.

ITEM 10.    EXHIBITS.

            (a) Code of Ethics attached hereto.
            Exhibit 99.CODE ETH

            (b) Attached hereto.

            Exhibit 99.CERT Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

            Exhibit 99.906CERT Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC.


By:     /s/ R. Jay Gerken
        R. Jay Gerken
        Chief Executive Officer of
        SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC.

Date:   October 2, 2003

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:     /s/ R. Jay Gerken
        (R. Jay Gerken)
        Chief Executive Officer of
        SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC.
Date:   October 2, 2003

By:     /s/ Lewis E. Daidone
        (Lewis E. Daidone)
        Chief Administrative Officer of
        SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC.

Date: October 2, 2003